Skillz Announces Q4 2022 and Fiscal Year 2022 Results
– Fourth Quarter Revenue of $46.9 million, Net Loss of $143.5 million
– Adjusted EBITDA1 of $(9.5) million

SAN FRANCISCO--(BUSINESS WIRE), March 30, 2023-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced results for the fourth quarter and fiscal year ending December 31, 2022.

Fourth Quarter Financial Update:
•Revenue of $46.9 million, down 57% year over year.
•Gross profit of $42.0 million.
•Net loss of $143.5 million.
•Adjusted EBITDA1 of $(9.5) million.
•Paying monthly active users (PMAU)2 of 235,000.
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $66.6.
•Research and Development was $7.4 million.
•Sales and Marketing was $34.5 million.
•General and Administrative was $22.5 million.

Full Year 2022 Financial Update:
•Revenue of $269.7 million, down 29% year over year.
•Gross profit of $239.0 million.
•Net loss of $438.9 million.
•Adjusted EBITDA1 of $(122.4) million.
•Paying monthly active users (PMAU)2 of 386,000.
•Average Revenue Per Paying Monthly Active User (ARPPU)3 was $59.7.
•Research and Development was $52.3 million.
•Sales and Marketing was $277.0 million.
•General and Administrative was $163.0 million.
•Cash, cash equivalents, and marketable securities as of December 31, 2022 of $546.5 million.
•Debt outstanding as of December 31, 2022 of $272.8 million.

“We are pleased with the large-scale operational and organizational improvements we made in the back-half of 2022. We are making solid progress in strengthening management and our Board of Directors with high-caliber operators who will enable us to execute against our strategic plan to achieve growth, over time, as we march to profitability,” said Andrew Paradise, Skillz’ CEO. “We continue to innovate on our platform and look forward to reaping the benefits from this work during 2023. While the short-term operating environment remains volatile, we have strong confidence in Skillz’ people and platform, bolstered by our strong liquidity position,” concluded Paradise.
Restatement of Previously Issued Financial Statements
As disclosed, we concluded that the previously issued consolidated financial statements as of and for the years ended December 31, 2021 and December 31, 2020 and the previously issued unaudited interim condensed consolidated financial statements in 2020 and 2021 and the first three quarters of 2022, were materially misstated and require restatement. The restatement primarily relates to (i) an increase in end-user liability (ii) indirect tax liabilities in foreign jurisdictions and U.S. sales and use tax liabilities, and (iii) impairment of long-lived assets of Aarki, Inc. Please see our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2023 for additional information. The restated financial information will also be included in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 10-K”), which we expect to file on March 31, 2023. We will also report ineffective internal control over financial reporting in the 2022 10-K.

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. Eastern Time today. Access to a live audio-webcast of the discussion in listen-only mode, as well as an archived replay of the webcast afterward, will be available through links posted in the events section of our investor relations website at https://investors.skillz.com/events-and-presentations. An audio replay of the Q&A conference call will be available through Thursday, April 6, 2023 and can be accessed by dialing 1 (866) 813-9403 (US) or +44 204 525 0658 (international) and entering the passcode 140788.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by security analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest expense, net; (benefit) or provision for income taxes; depreciation and amortization, and other income or expense, net; as further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, change in fair value of common stock warrant liabilities, acquisition-related expenses, impairment charges, loss contingency accruals, restructuring charges and one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to acquisition-related expenses for transactions costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz platform; comply with laws and regulations applicable to its business; the commercial, reputational and regulatory risks to our business that may arise as a consequence of our need to restate our financial statements; any disruption to our business that may occur on a longer-term basis should we be unable to remediate during fiscal year 2023 certain material weaknesses in our internal controls over financial reporting; as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Source: Skillz Inc.

Contacts:
Investors: ir@skillz.com
Media: press@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except for number of shares and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021(1)	2022	2021(1)
		(As Restated)		(As Restated)
Revenue	$46,872	$108,200	$269,709	$380,154
Costs and expenses:
Cost of revenue	4,916	8,422	30,718	25,243
Research and development	7,425	15,744	52,265	46,232
Sales and marketing	34,458	155,404	277,014	466,691
General and administrative	22,478	34,248	163,018	135,802
Impairment of goodwill and long-lived assets	116,821	—	168,051	—
Total costs and expenses	186,098	213,818	691,066	673,968
Loss from operations	(139,226)	(105,618)	(421,357)	(293,814)
Interest expense, net	(4,432)	(1,086)	(23,992)	(1,222)
Change in fair value of common stock warrant liabilities	599	6,024	6,004	87,922
Other income (expense), net	(273)	(59)	125	49
Loss before income taxes	(143,332)	(100,739)	(439,220)	(207,065)
Provision (benefit) for income taxes	143	(314)	(345)	(19,140)
Net loss	$(143,475)	$(100,425)	$(438,875)	$(187,925)
Net loss per share attributable to common stockholders – basic	$(0.34)	$(0.25)	$(1.07)	$(0.49)
Weighted average common shares outstanding – basic	416,032,487	399,980,596	409,969,539	384,625,249

Net loss attributable to common stockholders - diluted	$(143,475)	$(100,425)	$(438,875)	$(275,847)
Net loss per share attributable to common stockholders – diluted	$(0.34)	$(0.25)	$(1.07)	$(0.71)
Weighted average common shares outstanding – diluted	416,032,487	399,980,596	409,969,539	388,549,673

Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale investments, net of tax	1,169	(248)	(1,315)	(248)
Total other comprehensive income (loss)	1,169	(248)	(1,315)	(248)
Total comprehensive loss	$(142,306)	$(100,673)	$(440,190)	$(188,173)

(1) Results for the three months ended December 31, 2021 are different from previously reported amounts as they have been restated to reflect an increase in consolidated net loss of $1.5 million associated with corrections to previously reported amounts. Results for the twelve months ended December 31, 2021 are different from previously reported amounts as they have been restated to reflect an increase in consolidated net loss of $6.5 million associated with corrections to previously reported amounts.

Skillz Inc.
Consolidated Balance Sheets
(in thousands, except for number of shares and par value per share amounts)

	December 31,	December 31,
	2022	2021(2)
		(As Restated)
Assets
Current assets:
Cash and cash equivalents	$362,516	$241,332
Marketable securities, current	127,268	319,055
Accounts receivable, net	7,177	12,769
Prepaid expenses and other current assets	4,722	16,704
Total current assets	501,683	589,860
Property and equipment, net	2,991	9,988
Operating lease right-of-use assets, net	472	14,511
Marketable securities, non-current	56,728	182,629
Non-marketable equity securities	55,649	55,649
Intangible assets, net	—	79,137
Goodwill	—	85,872
Other long-term assets	3,772	3,478
Total assets (2)	$621,295	$1,021,124
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,696	$19,753
Operating lease liabilities, current	2,133	2,110
Other current liabilities (2)	45,666	77,953
Total current liabilities (2)	49,495	99,816
Operating lease liabilities, non-current	11,942	13,567
Common stock warrant liabilities, non-current	289	6,293
Long-term debt, non-current	272,781	278,889
Other long-term liabilities	8,387	13,400
Total liabilities	342,894	411,965
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of December 31, 2022 and 2021	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 340 million and 292 million shares issued and outstanding as of December 31, 2021 and 2020, respectively; Class B common stock – 125 million shares authorized; 69 million and 78 million shares issued and outstanding as of December 31, 2022 and 2021, respectively	41	40
Additional paid-in capital	1,153,031	1,043,600
Accumulated other comprehensive loss	(1,563)	(248)
Accumulated deficit (2)	(873,108)	(434,233)
Total stockholders’ equity (2)	278,401	609,159
Total liabilities and stockholders’ equity	$621,295	$1,021,124

(2) The Consolidated Balance Sheet amounts at December 31, 2021, are different from previously reported amounts as they have been restated to reflect a reduction to Accounts receivable and Goodwill of $0.7 million and $1.0 million respectively, an increase in other current liabilities of $13.0 million, a decrease to other long-term liabilities of $0.1 million, and a corresponding decrease to accumulated deficit and shareholders’ equity of $14.5 million associated with a correction to previously reported amounts.

Skillz Inc.
Consolidated Statement of Cash Flows
(in thousands)

	Twelve Months Ended December 31,
	2022	2021 (3)
		(As Restated)
Operating Activities
Net loss	$(438,875)	$(187,925)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	17,871	11,665
Stock-based compensation	108,202	60,331
Gain on extinguishment of debt	(2,553)	—
Accretion of unamortized debt discount and amortization of debt issuance costs	3,743	149
Amortization of premium for marketable securities	3,095	—
Impairment charges	168,051	634
Deferred income taxes	(698)	(19,377)
Change in fair value of common stock warrant liabilities	(6,004)	(87,922)
Changes in operating assets and liabilities:
Accounts receivable, net	5,592	931
Prepaid expenses and other assets	11,602	(6,284)
Operating lease right-of-use assets	1,605	(14,511)
Accounts payable	(17,222)	6,261
Loss contingency accrual	(4,449)	11,557
Operating lease liabilities	(1,602)	15,677
Other accruals and liabilities	(27,955)	28,660
Net cash used in operating activities	(179,597)	(180,154)
Investing Activities
Purchases of property and equipment, including internal use software	(1,892)	(3,236)
Investment in non-marketable equity securities	—	(54,769)
Purchases of marketable securities	(454,091)	(504,032)
Proceeds from sales of marketable securities	167,847	2,100
Proceeds from maturities of marketable securities	599,522	—
Cash paid for business acquisition, net of cash acquired	—	(83,987)
Net cash provided by (used in) investing activities	311,386	(643,924)
Financing Activities
Principal payments on finance lease liabilities	(2,612)	(1,582)
Borrowings under debt agreements, net of issuance costs	—	280,897
Payments for debt issuance costs	(2,005)	(3)
Payments for extinguishment of debt	(7,298)	—
Proceeds from issuance of common stock in follow-on offering, net of underwriting commissions, and offering costs	—	402,138
Payments made towards offering costs	—	(13,222)
Net proceeds from exercise of stock options and issuance of common stock	1,310	3,883
Proceeds from exercise of common stock warrants, net of redemptions	—	130,571
Net cash provided by (used in) financing activities	$(10,605)	$802,682
Net change in cash, cash equivalents and restricted cash	121,184	(21,396)
Cash, cash equivalents and restricted cash – beginning of year	244,252	265,648
Cash, cash equivalents and restricted cash – end of year	$365,436	$244,252

(3) Cash flow activity within net cash used in operating activities for the year ended December 31, 2021, is different from previously reported amounts as net loss, certain adjustments to reconcile net loss to net cash used in operating activities, and changes in operating assets and liabilities have been restated for corrections.

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
		(As Restated)		(As Restated)
Net loss (9)	$(143,475)	$(100,425)	$(438,875)	$(187,925)
Interest expense, net(1)	4,432	1,086	23,992	1,222
Stock-based compensation(2)	10,834	17,800	108,202	60,331
Change in fair value of common stock warrant liabilities	(599)	(6,024)	(6,004)	(87,922)
(Benefit) provision for income taxes	143	(314)	(345)	(19,140)
Depreciation and amortization (9)	2,105	5,040	17,871	11,665
Other (income) expense, net	273	59	(125)	(49)
Acquisition related expenses(3)	—	1,113	—	7,983
Impairment charge(4)	116,821	—	168,051	—
Loss contingency accrual(5)	—	—	—	11,557
Restructuring charges(6)	—	—	4,830	—
One-time nonrecurring expenses(7)(8)	—	2,196	26	14,630
Adjusted EBITDA (9)	$(9,466)	$(79,469)	$(122,377)	$(187,648)
(1) For the twelve months ended December 31, 2022, amount includes $2.6 million gain on extinguishment of debt for our 2021 senior secured notes.
(2) For the twelve months ended December 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officer’s award of 16,119,540 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).
(3) For the periods presented, this represents acquisition-related expenses for our Aarki acquisition.
(4) For the three and twelve months ended December 31, 2022, amount includes impairment of intangible assets related to the developed technology and customer relationships for our Aarki acquisition, goodwill, as well as impairment of lease right-of-use assets and other long-lived assets.
(5) For the twelve months ended December 31, 2021, this amount represents a loss contingency accrual related to a litigation matter relating to a former employee.
(6) For the twelve months ended December 31, 2022, amount includes restructuring charges related to employee termination benefits.
(7) For the twelve months ended December 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.
(8) For the three and twelve months ended December 31, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering and executive severance expense.
(9) Results for the three months ended December 31, 2021 are different from previously reported amounts as they have been adjusted to reflect an increase in consolidated net loss of $1.5 million associated with corrections to previously reported amounts. Results for the twelve months ended December 31, 2021 are different from previously reported amounts as they have been adjusted to reflect an increase in consolidated net loss of $6.5 million and an increase in depreciation and amortization of $0.5 million associated with corrections to previously reported amounts.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Research and development (7) (As Restated)	$7,425	$15,744	$52,265	$46,232
Less: stock-based compensation	(1,600)	(2,179)	(4,662)	(7,416)
Less: one-time nonrecurring expenses(2)	—	(138)	—	(554)
Less: restructuring charges(3)	—	—	(2,052)	—
Non-GAAP research and development	$5,825	$13,427	$45,551	$38,262

Sales and marketing (8) (As Restated)	$34,458	$155,404	$277,014	$466,691
Less: stock-based compensation	(2,036)	(2,745)	(8,615)	(8,770)
Less: one-time nonrecurring expenses(2)	—	(130)	—	(525)
Less: restructuring charges(3)	—	—	(1,066)	—
Non-GAAP sales and marketing	$32,422	$152,529	$267,333	$457,396

General and administrative (9) (As Restated)	$22,478	$34,248	$163,018	$135,802
Less: stock-based compensation(4)	(7,198)	(12,876)	(94,925)	(44,145)
Less: loss contingency accrual(5)	—	—	—	(11,557)
Less: acquisition related expenses(6)	—	(1,113)	—	(7,983)
Less: one-time nonrecurring expenses(1)(2)	—	(1,928)	(26)	(13,551)
Less: restructuring charges(3)	—	—	(1,712)	—
Non-GAAP general and administrative	$15,280	$18,331	$66,355	$58,566

(1) For the year ended December 31, 2022, amounts represent one-time nonrecurring expenses related to IPO bonuses for certain employees, net of amounts forfeited by terminated employees.
(2) For the three and twelve months ended December 31, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering and executive severance expense.
(3) For the year ended December 31, 2022, amount includes restructuring charges related to employee termination benefits.
(4) For the year ended December 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officer’s award of 16,119,540 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).
(5) For the year ended December 31, 2021, this amount represents a loss contingency accrual related to a litigation matter relating to a former employee.
(6) For the year ended December 31, 2021, this represents acquisition related expenses for our Aarki acquisition.
(7) Research and development expenses for the three and twelve months ended December 31, 2021 are different from previously reported amounts as they have been adjusted to reflect an increase of $0.3 million and $0.2 million, respectively, associated with corrections to previously reported amounts. .
(8) Sales and marketing expenses for the three and twelve months ended December 31, 2021 are different from previously reported amounts as they have been adjusted to reflect an increase of $0.3 million and $1.2 million, respectively, associated with corrections to previously reported amounts. .
(9) General and administrative expenses for the three and twelve months ended December 31, 2021 are different from previously reported amounts as they have been adjusted to reflect an increase of $0.3 million and $0.8 million, respectively, associated with corrections to previously reported amounts.

Skillz Inc.
Supplemental Financial Information
(in millions, except ARPU and ARPPU)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Gross marketplace volume (“GMV”) (000s)(1)	$297,575	$649,664	$1,642,282	$2,435,782
Paying monthly active users (“PMAUs”) (000s)(2)	235	611	386	513
Monthly active users (“MAUs”) (000s)(3)	1,290	3,719	2,105	2,949
Average GMV per paying monthly active user(4)	423.0	354.2	354.4	395.9
Average GMV per monthly active user(5)	76.9	58.2	65.0	68.8
Average revenue per paying monthly active user (“ARPPU”)(6)	66.6	59.0	59.7	62.0
Average revenue per monthly active user (“ARPU”)(7)	12.1	9.7	11.0	10.9
Paying MAU to MAU ratio	18%	16%	18%	18%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	27.97	31.19	25.33	30.78
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	5.08	5.13	4.65	5.35

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.